Exhibit 99.1

Opioids Litigation Case Citations and Currently Scheduled Trial Dates

A. Case Citations For Pending State Court Cases as of March 3, 2023

People of Northampton Cty., et al. v. Rite Aid Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/3/2022; Cty. of Lackawanna v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/21/2022; Cty. of Franklin v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/8/2022; Cty. of Washington v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/8/2022; Cty. of Erie v. Giant Eagle, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/7/2022; Cty. of Fayette v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/7/2022; Cty. of Lawrence v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/7/2022; Cty. of Monroe v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/7/2022; Cty. of Armstrong v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Bensalem Twp. v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Cambria v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Newtown Twp. v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Beaver v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Bradford v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Clarion v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Greene v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Cty. of Huntingdon v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/6/2022; Mun. of Norristown, et al. v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/3/2022; Cty. of Westmoreland v. CVS Health Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/2/2022; Boone Cty., et al. v. CVS Health Corp., et al., Ill. Cir. Ct., Cook Cty., 8/15/2022; Lehigh Cty., et al. v. Rite Aid Corp., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/15/2022; Commonwealth of Pennsylvania ex rel. Dauphin Cty. Dist. Att’y Francis T. Chardo v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/12/2022; Commonwealth of Pennsylvania ex rel. Northampton Cty. Dist. Att’y Terence P. Houck v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/12/2022; Commonwealth of Pennsylvania ex rel. Jack Stollsteimer, Dist. Att’y of Delaware Cty. v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/10/2022; Commonwealth of Pennsylvania ex rel. Deborah S. Ryan, Dist. Att’y of Chester Cty. v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/9/2022; Dauphin Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/8/2022; Pike Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/8/2022; Commonwealth of Pennsylvania ex rel. Elizabeth Hirz, Dist. Att’y of Erie Cty. v. CVS Ind., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/8/22; Commonwealth of Pennsylvania ex rel. Allegheny Cty. Dist. Att’y Stephen A. Zappala, Jr. v. CVS Ind., LLC, et al., Pa. Ct. Com. Pl., Delaware Cty., 8/8/2022; Commonwealth of Pennsylvania ex rel. Matthewl D. Weintraub, Dist. Att’y of Bucks Cty. v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/5/2022; Commonwealth of Pennsylvania ex rel. Nicole W. Ziccarelli, Dist. Att’y of Westmoreland Cty. v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 8/5/2022; Cty. of Bexar v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 8/5/2022; City of Vineland v. Teva Pharm. Indus., Ltd., et al., N.J. Super. Ct., Cumberland Cty., 7/29/2022; State of Alaska v. Walgreen Co., et al., Alaska Super Ct., 3d Jud. Dist., Anchorage, 6/17/2022; Tioga Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 6/7/2022; Schuylkill Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 6/7/2022; Commonwealth of Pennsylvania ex rel. Philadelphia Dist. Att’y Lawrence S. Krasner v. CVS Ind., L.L.C., et al., Pa. Ct., Com. Pl., Delaware Cty., 5/25/2022; Cty. of Dallas v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 5/12/2022; Commonwealth of Pennsylvania ex rel. James B. Martin, Dist. Att’y of Lehigh Cty., et al. v. McKinsey & Co., et al., Pa. Commonw. Ct., Lehigh Cty., 4/1/2022; Paynter ex rel. Minor Child(ren) Z.N.B. v. McKesson Corp., et al., W. Va. Cir. Ct., Kanawha Cty., 3/28/2022; Bedford Cty., et al. v. AmerisourceBergen Drug Corp., et al., Tenn. Cir. Ct., Cumberland Cty., 3/18/2022; Anderson Cty., et al. v. Bearden Healthcare Assocs., Inc., et al., Tenn. Cir. Ct., Sevier Cty., 3/11/2022; Cty. of Hunterdon v. Teva Pharm. Indus., Ltd., et al., N.J. Super. Ct., Hunterdon Cty., 3/4/2022; Blankenship ex rel. Minor Child Z.D.B. v. McKesson Corp., et al., W. Va. Cir. Ct., Kanawha Cty., 1/14/2022; Pulaski Cty., et al. v. Walmart Inc., et al., Ark. Cir. Ct., Jefferson Cty., 1/3/2022; Mercer Cty. v. Anda Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/22/2021; Clinton Cty. v. Anda, Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/22/2021; City of Lock Haven v. Par Pharm., Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/22/2021; Warminster Twp. v. Par Pharm. Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/12/2021; Warrington Twp. v. Par Pharm. Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 10/12/2021; City of Philadelphia v. CVS Ind., L.L.C., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/28/2021; Bucks Cty. v. Anda Inc., et al., Pa. Ct. Com. Pl., Delaware Cty., 9/22/2021; ; Harris Cty. Hosp. Dist. d/b/a Harris Health Sys. v. McKesson Corp., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 4/19/2021; State of West Virginia ex rel. Patrick Morrisey v. Walmart, Inc., W. Va. Cir. Ct., Kanawha Cty., 8/18/2020; City of Fernley v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Lyon Cty., 7/30/2020; City of W. Wendover v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Elko Cty., 7/30/2020; Humboldt Cty. v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Humboldt Cty., 7/29/2020; Churchill Cty. v. Teva Pharm. USA. Inc., et al., Nev. Dist. Ct., Churchill Cty., 7/29/2020; Carson City v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Carson City, 7/29/2020; Douglas Cty. v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Douglas Cty., 7/29/2020; City of Sparks v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Washoe Cty., 7/28/2020; Esmeralda Cty. v. Teva Pharm. USA Inc., et al., Nev. Dist. Ct., Esmeralda Cty., 7/29/2020; Cty. of Chester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 7/28/2020; Cty. of Marlboro v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 7/28/2020; Washoe Cty. v. Teva Pharm. USA, Inc., et al., Nev. Dist. Ct., Washoe Cty., 7/24/2020; Cty. Comm’n of Grant Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 6/17/2020; Cty. Comm’n of Mineral Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 6/17/2020; Cty. Comm’n of Monroe Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 6/17/2020; Miss. Baptist Med. Ctr. Inc., et al. v. Amneal Pharm., LLC, et al., Miss. 1st Jud. Dist., Hinds Cty. Cir. Ct., 5/15/2020; City of Holly Springs v. Johnson & Johnson, Miss. Cir. Ct., Marshall Cty., 5/12/2020; City of Fairmont v. Allergan PLC, et al., W. Va. Cir. Ct., Kanawha Cty., 4/30/2020; City of Beckley v. Allergan PLC, et al., W. Va. Cir. Ct., Kanawha Cty., 3/3/2020; City of Kingston v. Teva Pharm. USA, Inc., et al., N.Y. Sup. Ct., Westchester Cty., 2/27/2020; Mayor Elmer Ray

Spence ex rel. Town of Delbarton v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Cty. Comm’n of Tucker Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Cty. Comm’n of Hardy Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Sheila Kessler ex rel. Town of Matewan v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Virginia Ann Martin ex rel. City of Mullens v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Thomas Evans, Jr. ex rel. Town of Oceana v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Cty. Comm’n of Preston Cty. v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Maureen Lasky-Setchell ex rel. City of Belington v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Brian Billings ex rel. City of Point Pleasant v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Gary A. Miller ex rel. Town of Junior v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor David Wood ex rel. City of Moundsville v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Mayor Harold E. Miller ex rel. City of Weirton v. Cardinal Health Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 2/20/2020; Cty. of Newberry v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 12/13/2019; City of Clarksburg v. Allergan PLC, et al., W. Va. Cir. Ct., Kanawha Cty., 11/20/2019; City of Richwood v. Allergan PLC, et al., W. Va. Cir. Ct., Kanawha Cty., 11/20/2019; City of White Sulphur Springs v. Allergan PLC, et al., W. Va. Cir. Ct., Kanawha Cty., 11/20/2019; Dallas Cty. Hosp. Dist. d/b/a Parkland Health & Hosp. Sys., et al., v. Amneal Pharm., LLC, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 11/20/2019; Cty. of Burleson v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 9/30/2019; Fla. Health Scis. Ctr., Inc., et al. v. Sackler, et al., Fla. Cir. Ct., 17th Jud. Cir., Broward Cty., 9/16/2019; State of Mississippi v. Cardinal Health, Inc., et al., Miss. 1st Jud. Dist., Hinds Cty. Cir. Ct., 9/12/2019; City of Myrtle Beach v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 15th Jud. Cir., 8/29/2019; State of South Dakota ex rel. Jason R. Ravnsborg, South Dakota Att’y Gen. v. Purdue Pharma L.P., et al., S.D. Cir. Ct., 6th Jud. Cir., Hughes Cty., 8/27/2019; Town of Canton v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Chicopee v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Framingham v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Gloucester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Haverhill v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Lynnfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Natick v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Salem v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Springfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Wakefield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Worcester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Summerville v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 8/23/2019; City of N. Las Vegas v. Purdue Pharma, L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; City of Las Vegas v. Purdue Pharma, L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; City of Henderson v. Purdue Pharma, L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; Town of Mt. Pleasant v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 9th Jud. Cir., 8/16/2019; City of Charleston v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 9th Jud. Cir., 8/15/2019; Wasatch Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Cache Cty., et al. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Sevier Cty., et al. v. Purdue Pharma L.P., et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Washington Cty., et al. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Uintah Cty., et al. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Tooele Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Summit Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Weber Cty. v. Sackler, et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; Salt Lake Cty. v. Purdue Pharma L.P., et al., Utah Dist. Ct., 3d Dist., Summit Cty., 7/26/2019; City of N. Charleston v. Purdue Pharma L.P., et al., S.C. Ct. Com. Pl., 9th Jud. Cir., 7/26/2019; City of Albuquerque v. Purdue Pharma L.P., et al., N.M. Dist. Ct., 2d Jud. Dist., Bernalillo Cty., 7/9/2019; City of Santa Fe v. Purdue Pharma L.P., et al., N.M. Dist. Ct., 1st Jud. Dist., Santa Fe Cty., 7/9/2019; Mayor Peggy Knotts Barney ex rel. City of Grafton v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 7/2/2019; Mayor Philip Bowers ex rel. City of Philippi v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 7/2/2019; Cty. of Duval v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Cty. of Jim Hogg v. Purdue Pharma LP, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Cty. of Jim Wells v. Purdue Pharma LP, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Cty. of Kleberg v. Purdue Pharma LP, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Cty. of Williamson v. Purdue Pharma LP, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Braxton Cty. Mem’l Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; Wetzel Cty. Hosp. Ass’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; Princeton Cmty, Hosp. Ass’n, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; Grant Mem’l Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; Cmty. Health Ass’n d/b/a Jackson Gen. Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 6/7/2019; City of Yonkers v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/29/2019; Cty. of Saluda v. Rite Aid of S.C., Inc. et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/20/2019; Cty. of Clarendon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/20/2019; Cty. of Abbeville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/20/2019; Roane Cty. Comm’n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; City of Spencer v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Jackson Cty. Comm’n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; City of Ripley v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Town of Ravenswood v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Wood Cty. Comm’n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; City of Williamstown v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Wirt Cty. Comm’n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Town of Elizabeth v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Pleasants Cty. Comm’n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; City of St. Marys v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Ritchie Cty. Comm’n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Town of Harrisville v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Kanawha Cty., 5/8/2019; Cty. of Beaufort v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/8/2019; Cty. of Bamberg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 2d Jud. Cir., 5/7/2019; Cty. of Barnwell v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 2d Jud. Cir., 5/7/2019; Cty. of Colleton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Fairfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 5/7/2019; Cty. of Allendale v. Rite Aid of S.C., Inc., et al.,

S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Hampton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Kershaw v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 5th Jud. Cir., 5/7/2019; Cty. of Jasper v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Lee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/7/2019; Cty. of Orangeburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/7/2019; Cty. of Williamsburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/7/2019; Cty. of Chesterfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 5/7/2019; Cty. of Dorchester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/6/2019; Cty. of Horry v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 15th Jud. Cir., 5/6/2019; Ellis Cty. v. Purdue Pharma, L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 5/3/2019; City of Albany v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/3/2019; City of Plattsburgh v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/3/2019; City of Troy v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/3/2019; City of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/3/2019; Cty. of Lexington v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/2/2019; Cty. of Marion v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 12th Jud. Cir., 5/2/2019; Cty. of Calhoun v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/2/2019; Cty. of Dillon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 5/2/2019; Cty. of Lancaster v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 5/2/2019; Cty. of Aiken v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 2d Jud. Cir., 5/2/2019; Cty. of Anderson v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 10th Jud. Cir., 5/1/2019; Cty. of Cherokee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 7th Jud. Cir., 5/1/2019; Cty. of Edgefield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/1/2019; Cty. of Florence v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 12th Jud. Cir., 5/1/2019; Cty. of Greenville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 5/1/2019; Cty. of Greenwood v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/1/2019; Cty. of Laurens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/1/2019; Cty. of McCormick v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/1/2019; Cty. of Oconee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 10th Jud. Cir., 5/1/2019; Cty. of Pickens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 5/1/2019; Cty. of Spartanburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 7th Jud. Cir., 5/1/2019; Cty. of Sumter v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/1/2019; Cty. of Union v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 16th Jud, Cir., 5/1/2019; Cty. of York v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 16th Jud. Cir., 5/1/2019; W. Va. Univ. Hosps. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Appalachian Reg’l Healthcare, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Bluefield Hosp. Co., LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Charleston Area Med. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Davis Mem’l Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Broaddus Hosp. Ass’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Webster Cty. Mem’l Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Grafton City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Greenbrier VMC, LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Monongalia Cty. Gen. Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Preston Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Stonewall Jackson Mem’l Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Oak Hill Hosp. Corp. d/b/a Plateau Med. Ctr. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Camden-Clark Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Charles Town Gen. Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Potomac Valley Hosp. of W. Va., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; Reynolds Mem’l Hosp. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; St. Joseph’s Hosp. of Buckhannon, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; United Hosp. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 4/29/2019; City of Cambridge v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 4/12/2019; Rockwall Cty. v. Purdue Pharma, L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 4/10/2019; Cty. of Ulster v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 4/10/2019; Cty. of Washington v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 4/1/2019; Town of Randolph v. Purdue Pharma L.P., et al., Mass. Sup. Ct., Suffolk Cty., 3/27/2019; Cty. of Montgomery v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 3/26/2019; Cty. of Herkimer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 3/26/2019; Cty. of Lewis v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 2/26/2019; Cty. of St. Lawrence v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/30/2019; Jefferson Cty. v. Williams, et al., Mo. Cir. Ct., 23d Jud. Dist., Jefferson Cty., 1/29/2019; Franklin Cty. v. Williams, et al., Mo. Cir. Ct., 20th Jud. Dist., Franklin Cty., 1/29/2019; City of New York v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 1/16/2019; Cty. Comm’n of Mason Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Cty. Comm’n of Barbour Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Mayor Chris Tatum ex rel. Village of Barboursville v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Cty. Comm’n of Taylor Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Cty. Comm’n of Webster Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Mayor Don E. McCourt ex rel. Town of Addison aka Town of Webster Springs v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 1/11/2019; Cty. of Fulton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 1/8/2019; Cty. of Cortland v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 1/8/2019; Cty. of Ontario v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Columbia v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 12/1/2018; Cty. of Monroe v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 12/1/2018; Cty. of Wyoming v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/28/2018; Cty. of Greene v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/28/2018; Cty. of Oswego v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/27/2018; Cty. of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/15/2018; Delaware Cty. v. Purdue Pharma L.P., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/14/2018; Cty. of Carbon v. Purdue Pharma L.P., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/14/2018; Carpenters Health & Welfare Fund of Phila. & Vicinity v. Purdue Pharma L.P., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/14/2018; Cty. of Broome v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of Erie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of Orange v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of

Dutchess v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of Seneca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Cty. of Sullivan v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 11/13/2018; Johnson Cty. v. Abbott Labs, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 11/2/2018; City of Ithaca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Rensselaer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Saratoga v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Schoharie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Westchester v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Genesee v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Niagara v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Hamilton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Franklin v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Schuyler v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Steuben v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Clinton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Cty. of Tompkins v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 10/23/2018; Monongalia Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Upshur Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Marion Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Doddridge Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Randolph Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 9/28/2018; Brooke Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Hancock Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Harrison Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Lewis Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Marshall Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Ohio Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Tyler Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017; Wetzel Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Kanawha Cty., 12/13/2017.

B. Currently Scheduled Trial Dates In Pending State Court Cases as of March 3, 2023

•5/2024 – Cty. of Dallas v. Purdue Pharma, L.P. et al., 116th Jud. Dist., Dallas Cty.
•7/8/2024 – Jefferson Cty. v. Williams, et al., Mo. Cir. Ct., 23d Jud. Dist., Jefferson Cty.
•9/2024 – Cty. of Bexar v. Purdue Pharma, L.P. et al., 224th Jud. Dist., Bexar Cty.
•10/2024 – Florida Health Sciences Center, Inc., et al. v. Richard Sackler, et al., Fla. Cir. Ct., 17th Jud. Dist., Broward Cty.

C. Case Citations For Pending Non-MDL Federal Court Cases as of March 3, 2023

Municipality of Quebradillas, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Morovis, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Orocovis, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Penuelas, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Ponce, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Rincon, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Salinas, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of San German, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of San Lorenzo v. Teva Pharmaceutical USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Santa Isabel, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Toa Alta, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Trujillo Alto v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Vega Baja v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/30/2022; Municipality of Comerio, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Dorado, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Fajardo, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Guanica, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Hatillo, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Hormigueros, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Isabela, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Jayuya, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Juana Diaz, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Lares, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al.; U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Las Marias, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Manati, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Maricao, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Moca, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/29/2022; Municipality of Aibonito, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/23/2022; Municipality of Anasco, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/23/2022; Municipality of Arecibo, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/23/2022; Municipality of Barranquitas, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/23/2022; Municipality of Cabo Rojo, Puerto Rico v. Teva

Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/23/2022; Municipality of Camuy, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/23/2022; Municipality of Aguada, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/10/2022; Municipality of Aguadilla, Puerto Rico v. Teva Pharmaceuticals USA, Inc., et al., U.S. Dist. Ct., D. Puerto Rico, 11/10/2022; Winston County, Alabama v. AmerisourceBergen Drug Corporation, et al., U.S. Dist. Ct., N.D. Alabama, 11/01/2022; The County Commission of Creek County, Oklahoma v. Walmart Inc., et al., U.S. Dist. Ct., N.D. Oklahoma, 10/21/2022; The County Commission of Craig County, Oklahoma v. Walmart Inc., et al., U.S. Dist. Ct., N.D. Oklahoma, 10/20/2022; The County Commission of Rogers County, Oklahoma v. Walmart Inc., et al, U.S. Dist. Ct., N.D. Oklahoma, 10/21/2022; The County Commission of Nowata County, Oklahoma v. Walmart Inc., et al., U.S. Dist. Ct., N.D. Oklahoma, 10/20/2022; The County Commission of Okmulgee County, Oklahoma v. Walmart Inc., et al, U.S. Dist. Ct., N.D. Oklahoma, 10/20/2022; The County Commission of Washington County, Oklahoma v. Walmart Inc., et al., U.S. Dist. Ct., N.D. Oklahoma, 10/20/2022; The County Commission of Mayes County, Oklahoma v. Walmart Inc., et al., U.S. Dist. Ct., N.D. Oklahoma, 10/20/2022; The City of Waterbury, et al. v. Walgreens Boots Alliance, Inc., et al., U.S. Dist. Ct., D. Connecticut, 09/20/2022; Glen Leer, MD d/b/a Lakeview Family Medicine v. Walmart, Inc., U.S. Dist. Ct., S.D. Indiana, U.S. Dist. Ct., S.D. Indiana, 08/17/2022; Baby Doe, et al., by and through Their Guardian Ad Litem v. Endo Health Solutions, Inc., et al., U.S. Dist. Ct., M.D. Tennessee, 08/03/2022; Board of County Commissioners of Atoka County, et al. v. Walmart Inc., f/k/a Wal-Mart Stores East, Inc., et al., U.S. Dist. Ct., W.D. Oklahoma, 07/29/2022; City of Ada, et al. v. Walmart Inc., f/k/a Wal-Mart Stores, Inc., et al., U.S. Dist. Ct., W.D. Oklahoma, 07/28/2022; Michael D. Reiner, M.D., a Professional Corporation v. CVS Pharmacy, Inc., et al., U.S. Dist. Ct., D. Nevada, 04/29/2022.